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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                          -------------------------

                                   FORM 8-K

                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 27, 1997

                       SYSTEM SOFTWARE ASSOCIATES, INC.
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            (Exact name of registrant as specified in its charter)

                                   Delaware
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                (State or other jurisdiction of incorporation)

             0-15322                                       36-3144515
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     (Commission File Number)                           (I.R.S. Employer
                                                        Identification No.)


         500 West Madison
        Chicago, Illinois                                    60661
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(Address of principal executive offices)                  (Zip Code)


                                (312) 258-6000
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             (Registrant's Telephone Number, Including Area Code)

                                      N/A
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        (Former name or former address, if changed since last report.)

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Item 5.  Other Events
         ------------

      On March 27, 1997, the Registrant issued a press release announcing a $12 million investment by a private investor in convertible subordinated notes of the Registrant. A copy of the press release is attached as an exhibit.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

  (c)    Exhibits
         --------

         99  Press Release dated March 27, 1997.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SYSTEM SOFTWARE ASSOCIATES, INC.


Date April 25, 1997                BY:  /s/ Joseph J. Skadra
                                       -----------------------------------------
                                       Joseph J. Skadra, Chief Financial Officer